EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F/A of B+H Ocean Carriers Ltd.; (the “Company”) for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S.  Hudner, Chairman of the Board, President and Chief Executive Officer and Class A Director of the Company, certify, pursuant to 18 U.S.C.  1350, as adopted pursuant to $906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       November 9, 2009

By:	/s/ Michael S. Hudner
Michael S. Hudner
Chairman of the Board, President and
Chief Executive Officer